UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10067

Eaton Vance Variable Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

VT Floating-Rate Income Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of the Fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

VT Floating-Rate Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	29

Federal Tax Information	30

Management and Organization	31

Important Notices	34

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market generated solid results for the 12-month period, as measured by the 5.29% return of the S&P/LSTA Leveraged Loan Index2, a broad barometer of the asset class. The default rate in the market increased during the fiscal year but remained well below long-term averages, ending December 31, 2013 at 2.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary & Data.

Interest rates fell at the beginning of the fiscal year ended December 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. The U.S. Federal Reserve’s (the Fed) monthly purchases of $45 billion of Treasurys and approximately $40 billion of agency mortgage-backed securities, which began in September 2012, put extraordinary downward pressure on yields. In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. The announcement of a $10 billion tapering came at the Fed meeting on December 18, 2013. To the surprise of many, there was little market reaction to the announcement, as investors took comfort in the Fed’s pledge to keep the federal funds rate near zero “well past” the time the unemployment rate falls below 6.5%.

In contrast with the interest-rate volatility experienced during the 12-month period, economic factors affecting U.S. bond markets were generally positive throughout the period: unemployment declined, corporate profits remained strong and the housing market appeared to have finally turned the corner toward recovery. Against this backdrop, the Barclays U.S. Aggregate Bond Index, a broad measure of the

U.S. investment-grade bond market, returned -2.02% for the 12-month period. However, performance varied widely among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates, performed worse than shorter-maturity issues. And amid a modest recovery and strong corporate profits that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

Fund Performance

For the fiscal year ended December 31, 2013, Eaton Vance VT Floating-Rate Income Fund (the Fund) at net asset value (NAV) had a total return of 3.85%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 5.29% during the period.

The Fund’s quality positioning affected performance during the year. Across ratings6 tiers, loans rated BB, B and CCC within the Index earned total returns of 3.80%, 5.89% and 10.38%, respectively. With its longstanding bias toward higher-quality tiers, the Fund’s significant underweighting to segments rated CCC and B, and relative overweight to loans rated BB, detracted from performance relative to the Index for the year.

In terms of industry selection, underweight exposure to the utilities sector—which trailed the overall market—and an overweight to food/drug retailers—which outperformed the overall market—were the biggest contributors to results relative to the Index. In contrast, underweight exposure to the radio and television sector detracted from relative Fund performance versus the Index, as this sector outpaced the overall market. Overweights to the food services and food products sectors also detracted from relative Fund performance versus the Index, as these sectors underperformed the market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Andrew Sveen, CFA

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	05/02/2001	05/02/2001	3.85%	12.46%	4.14%
S&P/LSTA Leveraged Loan Index	—	—	5.29%	14.37%	5.26%

% Total Annual Operating Expense Ratio[4]
					1.17%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in VT Floating-Rate Income Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Fund Profile

Top 10 Issuers (% of total investments)5

Dell Inc.	1.2%

Valeant Pharmaceuticals International, Inc.	1.2

Asurion LLC	1.1

Transdigm, Inc.	1.0

H.J. Heinz Company	1.0

HCA, Inc.	1.0

Berry Plastics Holding Corporation	1.0

Intelsat Jackson Holdings S.A.	0.9

Laureate Education, Inc.	0.8

Biomet Inc.	0.8

Total	10.0%

Credit Quality (% of bond and loan holdings)6

Top 10 Sectors (% of total investments)5

Health Care	10.1%

Business Equipment and Services	9.4

Electronics/Electrical	7.9

Leisure Goods/Activities/Movies	4.9

Financial Intermediaries	4.4

Chemicals and Plastics	4.3

Retailers (Except Food and Drug)	4.3

Food Products	4.2

Food Service	4.1

Automotive	3.7

Total	57.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.
[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
$1,000.00	$1,020.90	$5.76	1.13%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,019.50	$5.75	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. Expenses shown do not include insurance-related charges.

6

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 93.3%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.1%
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	$224	$224,120
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	450	455,250
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	395	396,679
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing November 2, 2018	154	155,650
Term Loan, 6.25%, Maturing November 2, 2018	340	343,346
Ducommun Incorporated
Term Loan, 5.00%, Maturing June 28, 2017	140	141,088
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(2)	694	225,601
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017	767	751,425
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	3,416	3,423,372
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	706	673,282
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	5,686	5,708,788

		$12,498,601

Automotive — 3.4%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	$597	$604,463
Allison Transmission, Inc.
Term Loan, 3.17%, Maturing August 7, 2017	156	156,809
Term Loan, 3.75%, Maturing August 23, 2019	2,342	2,357,836
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	1,190	1,202,765
Chrysler Group LLC
Term Loan, Maturing May 24, 2017(3)	2,790	2,815,721
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	625	625,781
Federal-Mogul Corporation
Term Loan, 2.11%, Maturing December 29, 2014	552	545,111
Term Loan, 2.11%, Maturing December 28, 2015	2,400	2,369,488
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	3,975	4,020,963
Metaldyne, LLC
Term Loan, 5.00%, Maturing December 18, 2018	893	901,353

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)
Schaeffler AG
Term Loan, 4.25%, Maturing January 27, 2017	$425	$429,197
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016	1,306	1,312,784
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020	1,196	1,204,474
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017	1,514	1,520,184

		$20,066,929

Brokers, Dealers and Investment Houses — 0.1%
American Beacon Advisors, Inc.
Term Loan, 4.75%, Maturing November 22, 2019	$275	$277,234

		$277,234

Building and Development — 0.9%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	$673	$675,574
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020	174	174,230
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020	399	401,494
Preferred Proppants, LLC
Term Loan, 0.00%, Maturing December 15, 2016(4)	345	247,071
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	623	627,526
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,990	1,995,598
Realogy Corporation
Term Loan, 4.50%, Maturing March 5, 2020	248	251,033
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	714	717,737
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	296	299,027

		$5,389,290

Business Equipment and Services — 9.0%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	$1,861	$1,875,515
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	3,316	3,331,093
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	486	489,764

7	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Altegrity, Inc.
Term Loan, 4.75%, Maturing February 21, 2015	$1,021	$1,003,137
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing November 27, 2020	644	651,379
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	543	547,198
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	1,340	1,337,084
BAR/BRI Review Courses, Inc.
Term Loan, 5.25%, Maturing July 17, 2019	305	306,462
Brickman Group Ltd. LLC
Term Loan, 4.00%, Maturing December 18, 2020	525	527,625
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	482	484,966
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	223	223,447
Ceridian Corp.
Term Loan, 4.41%, Maturing May 9, 2017	750	754,375
ClientLogic Corporation
Term Loan, 7.00%, Maturing January 30, 2017	1,132	1,141,315
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	247	248,109
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	1,288	1,282,855
Education Management LLC
Term Loan, 8.25%, Maturing March 29, 2018	1,503	1,510,188
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	2,757	2,775,775
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	3,725	3,740,112
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	919	918,634
Garda World Security Corporation
Term Loan, 0.50%, Maturing November 6, 2020(5)	71	71,619
Term Loan, 4.00%, Maturing November 6, 2020	279	279,967
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020	1,531	1,525,757
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019	1,787	1,792,047
IG Investment Holdings, LLC
Term Loan, 5.25%, Maturing October 31, 2019	546	551,267
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017	516	518,500

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	$773	$778,861
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020	1,343	1,355,424
ISS Holdings A/S
Term Loan, 3.75%, Maturing April 30, 2018	249	249,916
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019	268	268,872
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017	1,363	1,371,030
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	1,016	1,026,027
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	1,499	1,496,531
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	375	363,281
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	617	622,621
National CineMedia, LLC
Term Loan, 2.92%, Maturing November 26, 2019	250	250,039
Open Text Corporation
Term Loan, Maturing January 4, 2021(3)	600	602,000
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018	823	836,568
Quintiles Transnational Corp.
Term Loan, 3.75%, Maturing June 8, 2018	2,084	2,086,085
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	340	341,122
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017	792	783,459
Term Loan, 4.42%, Maturing January 31, 2017	963	955,464
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017	452	454,802
Term Loan, 4.00%, Maturing March 9, 2020	3,647	3,681,063
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	472	476,428
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019	2,029	2,043,749
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017	52	52,503
Term Loan, 6.00%, Maturing July 28, 2017	266	268,233
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.50%, Maturing February 21, 2019	1,496	1,501,842

8	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018	$3,046	$3,063,144

		$52,817,254

Cable and Satellite Television — 3.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019	$915	$913,532
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018	197	197,176
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	2,284	2,293,057
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020	721	716,077
Term Loan, 3.00%, Maturing January 4, 2021	1,318	1,308,877
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018	186	185,704
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020	1,816	1,800,796
ION Media Networks, Inc.
Term Loan, Maturing December 18, 2020(3)	950	957,125
MCC Iowa LLC
Term Loan, 1.88%, Maturing January 31, 2015	1,879	1,868,622
Term Loan, 3.25%, Maturing January 29, 2021	522	519,437
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017	392	383,180
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021	175	176,167
Term Loan, 3.25%, Maturing June 30, 2021	1,753	1,751,908
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 8, 2020	4,250	4,264,165
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019	495	497,058

		$17,832,881

Chemicals and Plastics — 3.6%
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	$76	$77,290
Term Loan, 4.50%, Maturing October 3, 2019	147	148,964
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020	1,393	1,403,737
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 1, 2020	2,878	2,902,635
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017	1,068	1,078,748

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018	$320	$322,527
Huntsman International, LLC
Term Loan, 2.71%, Maturing April 19, 2017	1,180	1,182,290
Term Loan, Maturing October 15, 2020(3)	1,250	1,254,687
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018	3,056	3,070,018
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020	398	401,234
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018	1,384	1,392,601
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020	350	353,500
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020	500	508,750
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020	125	126,532
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017	2,055	2,074,440
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020	746	748,582
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020	2,040	2,069,071
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	2,181	2,162,214
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 7, 2020	73	73,967

		$21,351,787

Conglomerates — 0.4%
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016	$926	$911,382
Term Loan, 5.50%, Maturing October 18, 2017	663	656,141
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019	823	826,878

		$2,394,401

Containers and Glass Products — 1.5%
Berry Plastics Holding Corporation
Term Loan, 2.17%, Maturing April 3, 2015	$1,770	$1,771,551
Term Loan, 3.50%, Maturing February 7, 2020	3,156	3,147,287
Term Loan, Maturing January 9, 2021(3)	425	425,303
BWAY Holding Company, Inc.
Term Loan, 4.50%, Maturing August 7, 2017	1,312	1,321,315

9	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 6.25%, Maturing July 11, 2018	$197	$197,739
Reynolds Group Holdings Inc.
Term Loan, 4.00%, Maturing December 3, 2018	1,708	1,724,828
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018	285	286,620

		$8,874,643

Cosmetics / Toiletries — 0.4%
Prestige Brands, Inc.
Term Loan, 3.79%, Maturing January 31, 2019	$327	$329,183
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing August 19, 2019	725	728,738
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	1,141	1,084,306

		$2,142,227

Drugs — 2.6%
Akorn, Inc.
Term Loan, Maturing August 27, 2020(3)	$425	$428,984
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019	198	198,985
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020	1,671	1,702,140
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017	313	317,608
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016	2,233	2,246,668
Term Loan, 4.25%, Maturing September 15, 2017	743	748,069
Endo Health Solutions Inc.
Term Loan, Maturing November 5, 2020(3)	250	251,146
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018	366	368,824
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019	1,587	1,598,602
Salix Pharmaceuticals, Ltd.
Term Loan, Maturing November 7, 2019(3)	450	454,875
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019	2,880	2,903,320
Term Loan, 3.75%, Maturing December 11, 2019	988	996,053
Term Loan, 4.50%, Maturing August 5, 2020	2,729	2,750,699

		$14,965,973

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019	$4,212	$4,242,190
Progressive Waste Solutions Ltd.
Term Loan, 3.00%, Maturing October 24, 2019	248	248,969
WTG Holdings III Corp.
Term Loan, Maturing December 11, 2020(3)	250	251,667

		$4,742,826

Electronics / Electrical — 7.6%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	$694	$700,934
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	349	351,198
Answers Corporation
Term Loan, Maturing December 20, 2018(3)	500	496,250
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	1,650	1,680,491
Blue Coat Systems, Inc.
Term Loan, 4.50%, Maturing May 31, 2019	1,496	1,503,731
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020	450	459,000
CommScope, Inc.
Term Loan, 3.25%, Maturing January 26, 2018	723	729,063
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	423	423,051
Dell Inc.
Term Loan, 3.75%, Maturing October 29, 2018	1,050	1,053,573
Term Loan, 4.50%, Maturing April 29, 2020	5,800	5,821,750
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	602	605,640
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	1,251	1,259,199
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing March 26, 2020	810	812,635
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 30, 2020	518	523,315
Eze Castle Software Inc.
Term Loan, 4.50%, Maturing April 6, 2020	224	225,694
FIDJI Luxembourg (BC4) S.a r.l.
Term Loan, Maturing December 18, 2020(3)	500	502,500
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020	1,588	1,607,685
Go Daddy Operating Company, LLC
Term Loan, 4.00%, Maturing December 17, 2018	1,948	1,956,204

10	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019	$671	$674,762
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	3,113	3,116,021
Term Loan, 3.75%, Maturing June 3, 2020	247	246,216
Term Loan, Maturing June 3, 2020(3)	550	551,100
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019	993	997,463
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,764	1,779,223
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020	604	607,321
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	1,264	1,283,214
Term Loan, 3.25%, Maturing January 11, 2020	1,222	1,224,038
Renaissance Learning, Inc.
Term Loan, 5.00%, Maturing October 16, 2020	524	526,306
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	221	221,054
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019	364	358,746
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	3,579	3,605,562
SafeNet Inc.
Term Loan, 2.71%, Maturing April 12, 2014	74	73,505
Sensata Technologies Finance Company, LLC
Term Loan, 3.25%, Maturing May 11, 2018	604	608,673
Serena Software, Inc.
Term Loan, 4.16%, Maturing March 10, 2016	1,648	1,631,574
Shield Finance Co. S.a.r.l.
Term Loan, 6.50%, Maturing May 10, 2019	964	967,712
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	243	246,831
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	393	382,688
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	1,036	1,043,295
SS&C Technologies Inc.
Term Loan, 3.25%, Maturing June 7, 2019	46	46,565
Term Loan, 3.25%, Maturing June 7, 2019	449	450,827
StoneRiver Holdings, Inc.
Term Loan, 4.50%, Maturing November 29, 2019	92	92,091
SumTotal Systems LLC
Term Loan, 6.28%, Maturing November 16, 2018	585	578,385

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	$298	$301,651
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	487	491,034
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	569	574,587
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	485	490,815
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	448	449,429

		$44,332,601

Equipment Leasing — 0.3%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	$1,458	$1,462,891

		$1,462,891

Financial Intermediaries — 4.1%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	$300	$301,313
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 26, 2020	373	374,757
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	472	477,637
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	1,027	1,033,533
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	272	274,405
First Data Corporation
Term Loan, 4.16%, Maturing March 24, 2017	500	501,601
Term Loan, 4.16%, Maturing March 23, 2018	2,830	2,836,418
Term Loan, 4.16%, Maturing September 24, 2018	1,125	1,127,890
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.19%, Maturing December 5, 2016	920	918,734
Term Loan, Maturing November 25, 2020(3)	775	771,125
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	499	504,109
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 28, 2018	324	324,601
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	1,269	1,275,357
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	597	602,224

11	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)
LPL Holdings, Inc.
Term Loan, 2.67%, Maturing March 29, 2017	$250	$250,156
Term Loan, 3.25%, Maturing March 29, 2019	1,920	1,922,640
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	317	318,873
MIPL (Lux) S.a.r.l.
Term Loan, 4.00%, Maturing March 9, 2020	804	808,684
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	223	225,754
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	2,765	2,756,403
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	449	446,631
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,613	1,633,577
Oz Management LP
Term Loan, 1.67%, Maturing November 15, 2016	639	612,050
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	1,593	1,593,396
Transfirst Holdings, Inc.
Term Loan, 4.75%, Maturing December 27, 2017	694	696,569
Walker & Dunlop, Inc.
Term Loan, Maturing December 11, 2020(3)	400	398,000
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 11, 2020	1,162	1,167,967

		$24,154,404

Food Products — 4.0%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$619	$612,176
Blue Buffalo Company, Ltd.
Term Loan, 4.00%, Maturing August 8, 2019	642	651,131
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020	549	551,197
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018	2,949	2,960,425
Term Loan, Maturing November 6, 2020(3)	450	452,438
Dole Food Company Inc.
Term Loan, 4.50%, Maturing November 1, 2018	725	729,078
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020	5,522	5,571,486
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017	733	736,383

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018	$2,935	$2,938,920
Term Loan, 3.75%, Maturing September 18, 2020	973	971,347
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018	1,169	1,178,236
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017	3,727	3,758,555
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020	424	424,070
Term Loan, 3.25%, Maturing April 29, 2020	2,035	2,035,532

		$23,570,974

Food Service — 3.9%
Aramark Corporation
Term Loan, 3.67%, Maturing July 26, 2016	$48	$48,458
Term Loan, 3.67%, Maturing July 26, 2016	216	216,512
Term Loan, 3.75%, Maturing July 26, 2016	898	900,710
Term Loan, 3.75%, Maturing July 26, 2016	1,803	1,806,853
Term Loan, 4.00%, Maturing September 9, 2019	1,325	1,332,994
ARG IH Corporation
Term Loan, 5.00%, Maturing November 15, 2020	175	176,149
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(2)	83	83,191
Burger King Corporation
Term Loan, 3.75%, Maturing September 28, 2019	1,012	1,017,971
Darling International Inc.
Term Loan, Maturing December 31, 2020(3)	450	454,500
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017	1,109	1,115,180
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020	3,311	3,327,503
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	1,776	1,791,971
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018	1,319	1,333,881
OSI Restaurant Partners, LLC
Term Loan, 3.53%, Maturing October 25, 2019	1,216	1,218,914
P.F. Chang’s China Bistro Inc.
Term Loan, 4.25%, Maturing July 2, 2019	198	197,747
Sagittarius Restaurants, LLC
Term Loan, 6.28%, Maturing October 1, 2018	302	302,917
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	149	149,561

12	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Service (continued)
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019	$3,458	$3,489,103
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020	3,275	2,932,715
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019	1,157	1,159,587

		$23,056,417

Food / Drug Retailers — 1.2%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016	$226	$227,588
Term Loan, 4.75%, Maturing March 21, 2019	397	400,302
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	2,918	2,923,459
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019	222	225,237
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020	1,265	1,273,874
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	250	257,344
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019	1,484	1,500,878

		$6,808,682

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018	$299	$302,977

		$302,977

Health Care — 9.5%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	$221	$222,893
Term Loan, 4.25%, Maturing June 30, 2017	245	247,105
Term Loan, 4.25%, Maturing June 30, 2017	1,173	1,182,165
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	647	643,921
Amneal Pharmaceuticals LLC
Term Loan, 5.75%, Maturing November 1, 2019	349	351,743
Apria Healthcare Group Inc.
Term Loan, 6.75%, Maturing April 5, 2020	1,296	1,302,474
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	767	771,406

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
ATI Holdings, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	$223	$224,003
Biomet Inc.
Term Loan, 3.67%, Maturing July 25, 2017	4,481	4,522,186
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020	91	91,832
CHG Buyer Corporation
Term Loan, 4.25%, Maturing November 19, 2019	1,065	1,071,522
Community Health Systems, Inc.
Term Loan, 3.74%, Maturing January 25, 2017	3,233	3,261,050
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016	524	527,351
CRC Health Corporation
Term Loan, 4.67%, Maturing November 16, 2015	1,443	1,450,709
Term Loan, Maturing November 16, 2015(3)	175	175,328
DaVita, Inc.
Term Loan, 4.00%, Maturing November 1, 2019	1,535	1,546,968
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017	1,380	1,397,663
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,394	1,400,194
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020	282	283,671
Term Loan, 4.25%, Maturing August 31, 2020	927	932,622
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 18, 2019	875	873,906
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	1,286	1,296,148
HCA, Inc.
Term Loan, 2.92%, Maturing March 31, 2017	5,135	5,144,654
Term Loan, 3.00%, Maturing May 1, 2018	424	424,848
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018	4,077	4,081,958
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019	742	747,786
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018	802	809,077
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	1,340	1,328,955
Term Loan, 7.75%, Maturing May 15, 2018	333	330,571
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	487	488,079
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	1,337	1,348,616

13	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	$421	$407,033
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	192	192,449
Medpace, Inc.
Term Loan, 5.25%, Maturing June 16, 2017	249	248,562
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	308	309,695
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	224	225,373
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	1,541	1,553,972
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	1,511	1,531,321
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	1,050	1,052,187
Pharmaceutical Product Development LLC
Term Loan, 4.00%, Maturing December 5, 2018	2,846	2,871,653
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020	798	801,904
Radnet Management, Inc.
Term Loan, 4.25%, Maturing October 10, 2018	840	836,200
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019	501	502,954
Select Medical Corporation
Term Loan, 3.50%, Maturing February 13, 2016	421	422,722
Term Loan, 4.00%, Maturing June 1, 2018	676	680,727
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	296	297,811
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 13, 2020	672	671,826
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	707	699,217
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	815	816,867
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	150	150,623
Universal Health Services, Inc.
Term Loan, 2.42%, Maturing November 15, 2016	748	751,997
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017	619	622,230
Term Loan, 4.42%, Maturing April 3, 2017	1,690	1,699,732

		$55,828,459

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Home Furnishings — 0.6%
Serta/Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$776	$779,194
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020	2,840	2,842,932

		$3,622,126

Industrial Equipment — 2.5%
Alliance Laundry Systems LLC
Term Loan, 4.26%, Maturing December 10, 2018	$157	$158,360
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	3,826	3,853,124
Filtration Group Corporation
Term Loan, 4.50%, Maturing November 21, 2020	175	176,969
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	1,097	1,100,679
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 31, 2020	1,920	1,926,789
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018	456	457,954
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018	1,705	1,719,045
Manitowoc Company, Inc. (The)
Term Loan, Maturing January 3, 2021(3)	200	200,500
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020	223	223,636
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	450	446,625
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,793	2,802,881
Spansion LLC
Term Loan, 3.75%, Maturing December 13, 2018	520	522,177
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019	905	902,093
Terex Corporation
Term Loan, 3.50%, Maturing April 28, 2017	260	263,042

		$14,753,874

Insurance — 3.0%
Alliant Holdings I, Inc.
Term Loan, 4.25%, Maturing December 20, 2019	$1,733	$1,741,433
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	2,338	2,353,320
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	495	497,193

14	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	$5,772	$5,776,377
Term Loan, 3.50%, Maturing July 8, 2020	547	538,186
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	487	488,757
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	274	267,468
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	471	471,002
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	1,771	1,797,489
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	1,343	1,350,806
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,035	2,044,051

		$17,326,082

Leisure Goods / Activities / Movies — 4.7%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020	$2,145	$2,161,276
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	1,290	1,293,936
Bally Technologies, Inc.
Term Loan, 4.25%, Maturing November 25, 2020	798	804,643
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	1,603	1,610,538
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	1,737	1,749,149
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	518	522,954
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	3,469	3,507,791
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	423	425,782
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	596	600,711
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	224	228,085
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	525	525,000
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	173	173,267
Nine Entertainment Group Pty Ltd.
Term Loan, 3.25%, Maturing February 5, 2020	1,390	1,387,763

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Regal Cinemas, Inc.
Term Loan, 2.69%, Maturing August 23, 2017	$2,522	$2,534,386
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	377	333,267
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	644	649,073
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	1,532	1,518,250
Six Flags Theme Parks, Inc.
Term Loan, 3.50%, Maturing December 20, 2018	1,642	1,650,523
SRAM, LLC
Term Loan, 4.03%, Maturing April 10, 2020	1,011	1,011,286
Town Sports International Inc.
Term Loan, 4.50%, Maturing November 16, 2020	775	781,540
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	249	249,605
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	1,546	1,550,474
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020	2,480	2,503,984

		$27,773,283

Lodging and Casinos — 2.2%
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	$299	$301,245
Caesars Entertainment Operating Company
Term Loan, 5.49%, Maturing January 26, 2018	1,155	1,105,438
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020	550	559,082
Four Seasons Holdings Inc.
Term Loan, 4.25%, Maturing June 27, 2020	399	400,995
Golden Nugget, Inc.
Term Loan, 0.50%, Maturing November 21, 2019(5)	90	90,927
Term Loan, 5.50%, Maturing November 21, 2019	210	213,544
Hilton Worldwide Finance, LLC
Term Loan, 3.75%, Maturing October 26, 2020	3,967	4,003,472
Las Vegas Sands LLC
Term Loan, 3.25%, Maturing December 20, 2020	1,200	1,200,187
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	1,931	1,931,907
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	622	625,762
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019	299	303,739

15	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	$1,900	$1,905,740
Tropicana Entertainment Inc.
Term Loan, 4.00%, Maturing November 27, 2020	224	224,606

		$12,866,644

Nonferrous Metals / Minerals — 2.2%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	$1,414	$1,392,921
Arch Coal Inc.
Term Loan, 6.25%, Maturing May 16, 2018	2,444	2,415,022
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020	273	281,126
Fairmount Minerals Ltd.
Term Loan, 4.25%, Maturing March 15, 2017	249	251,775
Term Loan, 5.00%, Maturing September 5, 2019	1,247	1,266,877
Murray Energy Corporation
Term Loan, 5.25%, Maturing November 21, 2019	850	859,208
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	491	462,184
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,675	2,690,131
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	268	270,303
United Central Industrial Supply Company, LLC
Term Loan, 7.50%, Maturing October 9, 2018	569	543,634
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	2,603	2,558,423

		$12,991,604

Oil and Gas — 2.8%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	$1,688	$1,701,563
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	1,100	1,119,250
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	70	70,342
Term Loan, 9.00%, Maturing June 23, 2017	1,054	1,067,645
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	497	512,177
Energy Transfer Equity, L.P.
Term Loan, 3.25%, Maturing December 2, 2019	725	723,754

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	$499	$503,218
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	350	358,125
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	3,242	3,269,083
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	717	725,115
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	236	236,993
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	1,425	1,432,125
Sheridan Investment Partners II, L.P.
Term Loan, 4.25%, Maturing December 11, 2020	61	61,799
Term Loan, 4.25%, Maturing December 16, 2020	23	23,048
Term Loan, 4.25%, Maturing December 16, 2020	441	444,255
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	977	982,459
Term Loan, 5.00%, Maturing September 25, 2019	79	79,517
Term Loan, 5.00%, Maturing September 25, 2019	129	130,184
Tallgrass Operations, LLC
Term Loan, 4.25%, Maturing November 13, 2018	787	792,373
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,893	1,903,309

		$16,136,334

Publishing — 3.1%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	$397	$395,511
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	700	701,750
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017	1,249	1,254,115
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	3,341	3,125,462
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018	2,171	2,177,448
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	4,601	4,634,883
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019	379	387,278
Media General Inc.
Term Loan, 4.25%, Maturing July 31, 2020	700	707,871

16	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing (continued)
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018	$364	$370,479
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020	225	225,844
Nelson Education Ltd.
Term Loan, 2.75%, Maturing July 3, 2014	309	236,726
Newspaper Holdings Inc.
Term Loan, 1.75%, Maturing June 30, 2014	50	49,204
Nielsen Finance LLC
Term Loan, 2.92%, Maturing May 2, 2016	2,373	2,382,490
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019	374	372,660
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020	547	531,161
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.00%, Maturing August 10, 2020	673	677,942
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014	19	18,951
Term Loan, 8.00%, Maturing September 29, 2014	112	109,860

		$18,359,635

Radio and Television — 2.0%
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016	$8	$7,661
Term Loan, 6.92%, Maturing January 30, 2019	453	433,627
Term Loan, 7.67%, Maturing July 30, 2019	146	143,831
Cumulus Media Holdings Inc.
Term Loan, 4.25%, Maturing December 12, 2020	2,775	2,799,281
Entercom Radio, LLC
Term Loan, 4.02%, Maturing November 23, 2018	200	201,414
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020	2,306	2,281,953
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019	72	72,069
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018	245	246,689
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	431	524,576
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	489	399,725
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017	439	440,395

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020	$223	$223,174
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	375	386,250
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 2, 2020	496	498,776
Term Loan, 4.50%, Maturing March 2, 2020	2,782	2,801,346

		$11,460,767

Retailers (Except Food and Drug) — 4.1%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	$1,279	$1,292,199
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019	1,521	1,531,840
CDW LLC
Term Loan, 3.25%, Maturing April 29, 2020	1,191	1,189,092
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	619	621,844
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019	320	321,984
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	1,671	1,693,569
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	2,525	2,568,311
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018	1,772	1,785,094
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	2,107	2,116,427
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,269	1,275,460
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018	389	390,540
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020	2,725	2,763,199
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.26%, Maturing September 27, 2019	248	248,120
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019	743	746,491
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018	223	223,864
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	1,479	1,489,112

17	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018	$839	$841,286
Term Loan, 4.25%, Maturing August 7, 2019	272	273,146
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019	574	577,291
Term Loan, Maturing November 14, 2019(3)	350	351,969
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	1,025	984,000
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016	594	587,995

		$23,872,833

Steel — 1.6%
Essar Steel Algoma, Inc.
Term Loan, 9.25%, Maturing September 19, 2014	$518	$523,622
FMG Resources (August 2006) Pty Ltd.
Term Loan, 4.25%, Maturing June 28, 2019	3,585	3,639,017
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017	1,331	1,336,429
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017	1,793	1,800,585
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	721	720,380
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018	300	302,250
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018	152	151,382
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017	1,111	1,113,387

		$9,587,052

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018	$1,000	$995,000
Term Loan, 3.00%, Maturing March 11, 2018	1,142	1,142,868
Term Loan, 3.75%, Maturing March 12, 2018	891	895,455
Swift Transportation Co.
Term Loan, 2.92%, Maturing December 21, 2016	663	667,982
Term Loan, 4.00%, Maturing December 21, 2017	593	597,994

		$4,299,299

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications — 2.9%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	$1,327	$1,324,171
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020	199	198,252
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019	248	248,634
Term Loan, 4.75%, Maturing March 9, 2020	2,089	2,096,962
Crown Castle Operating Company
Term Loan, 3.25%, Maturing January 31, 2019	1,505	1,508,496
Term Loan, Maturing January 29, 2021(3)	350	351,188
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	4,750	4,797,500
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019	335	336,361
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	162	163,289
Term Loan, 3.75%, Maturing September 27, 2019	73	73,772
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	654	657,699
Term Loan, 4.00%, Maturing April 23, 2019	864	865,643
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	3,827	3,847,724
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	444	445,694

		$16,915,385

Utilities — 2.4%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	$1,316	$1,327,225
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 3, 2020	572	568,835
Term Loan, 3.25%, Maturing January 31, 2022	224	221,986
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	463	466,924
Term Loan, 4.00%, Maturing April 2, 2018	2,772	2,795,012
Term Loan, 4.00%, Maturing October 9, 2019	420	423,214
Term Loan, 4.00%, Maturing October 30, 2020	225	226,772
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	536	539,676
EFS Cogen Holdings I Inc.
Term Loan, 3.75%, Maturing December 1, 2020	375	377,813
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 31, 2019	299	300,117

18	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	$350	$354,568
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	247	250,028
NRG Energy, Inc.
Term Loan, 2.75%, Maturing July 2, 2018	4,354	4,349,803
PowerTeam Services, LLC
Term Loan, 3.69%, Maturing May 6, 2020(5)	19	19,274
Term Loan, 4.25%, Maturing May 6, 2020	155	153,501
Raven Power Finance, LLC
Term Loan, 5.25%, Maturing December 19, 2020	950	952,375
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.73%, Maturing October 10, 2017	711	491,276

		$13,818,399

Total Senior Floating-Rate Interests (identified cost $544,713,540)		$546,654,768

Corporate Bonds & Notes — 1.9%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20	$1,475	$1,519,250
Ineos Finance PLC
8.375%, 2/15/19(6)	575	641,844
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(6)	725	752,187

		$2,913,281

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	$1,925	$1,973,125
Smurfit Kappa Acquisitions
4.875%, 9/15/18(6)	225	234,562

		$2,207,687

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(6)	$650	$679,250

		$679,250

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.2%
Community Health Systems, Inc.
5.125%, 8/15/18	$1,050	$1,086,750

		$1,086,750

Industrial Equipment — 0.0%(7)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(2)(8)	$39	$30,062

		$30,062

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20	$1,125	$1,086,328
9.00%, 2/15/20	625	610,938

		$1,697,266

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19	$181	$185,525
Univision Communications, Inc.
6.75%, 9/15/22(6)	425	467,500

		$653,025

Telecommunications — 0.1%
Virgin Media Secure Finance PLC
5.375%, 4/15/21(6)	$500	$502,500
Wind Acquisition Finance SA
6.50%, 4/30/20(6)	250	267,500

		$770,000

Utilities — 0.2%
Calpine Corp.
7.875%, 1/15/23(6)	$1,178	$1,292,855

		$1,292,855

Total Corporate Bonds & Notes (identified cost $10,920,367)		$11,330,176

19	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Portfolio of Investments — continued

Common Stocks — 0.6%

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(2)(8)	15,250	$571,875

		$571,875

Food Service — 0.0%(7)
Buffets Restaurants Holdings, Inc.(2)(8)(9)	776	$4,656

		$4,656

Lodging and Casinos — 0.3%
Affinity Gaming, LLC(8)(9)	41,797	$491,116
Tropicana Entertainment, Inc.(8)(9)	71,982	1,259,685

		$1,750,801

Publishing — 0.2%
ION Media Networks, Inc.(2)(8)	399	$122,884
MediaNews Group, Inc.(2)(8)(9)	45,600	923,403

		$1,046,287

Total Common Stocks (identified cost $2,344,506)		$3,373,619

Total Investments — 95.8% (identified cost $557,978,413)		$561,358,563

Less Unfunded Loan Commitments — (0.0)%(7)		$(172,282)

Net Investments — 95.8% (identified cost $557,806,131)		$561,186,281

Other Assets, Less Liabilities — 4.2%		$24,701,335

Net Assets — 100.0%		$585,887,616

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 11).

(3)	This Senior Loan will settle after December 31, 2013, at which time the interest rate will be determined.

(4)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate value of these securities is $4,838,198 or 0.8% of the Fund’s net assets.

(7)	Amount is less than 0.05%.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Non-income producing security.

20	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $557,806,131)	$561,186,281
Cash	37,049,938
Interest receivable	1,639,240
Receivable for investments sold	139,493
Receivable for Fund shares sold	562,853
Prepaid expenses	20,524
Total assets	$600,598,329

Liabilities
Payable for investments purchased	$13,785,125
Payable for Fund shares redeemed	165,612
Payable to affiliates:
Investment adviser fee	283,403
Distribution fees	123,219
Trustees’ fees	5,173
Payable for shareholder servicing fees	243,200
Accrued expenses	104,981
Total liabilities	$14,710,713
Net Assets	$585,887,616

Sources of Net Assets
Paid-in capital	$578,654,636
Accumulated net realized gain	767,481
Accumulated undistributed net investment income	3,085,349
Net unrealized appreciation	3,380,150
Total	$585,887,616

Net Asset Value, Offering Price and Redemption Price Per Share
($585,887,616 ÷ 62,109,580 shares of beneficial interest outstanding)	$9.43

21	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest and other income	$23,561,701
Dividends	182 ,779
Total investment income	$23,744,480

Expenses
Investment adviser fee	$2,967,635
Distribution fees	1,290,276
Shareholder servicing fees	1,221,073
Trustees’ fees and expenses	19,816
Custodian fee	257,097
Transfer and dividend disbursing agent fees	12,000
Legal and accounting services	74,722
Printing and postage	12,375
Miscellaneous	67,586
Total expenses	$5,922,580
Deduct —
Reduction of custodian fee	$12,018
Total expense reductions	$12,018

Net expenses	$5,910,562

Net investment income	$17,833,918

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$776,431
Net realized gain	$776,431
Change in unrealized appreciation (depreciation) —
Investments	$335,316
Net change in unrealized appreciation (depreciation)	$335,316

Net realized and unrealized gain	$1,111,747

Net increase in net assets from operations	$18,945,665

22	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$17,833,918	$16,885,406
Net realized gain from investment transactions	776,431	3,296,463
Net change in unrealized appreciation (depreciation) from investments	335,316	8,016,340
Net increase in net assets from operations	$18,945,665	$28,198,209
Distributions to shareholders —
From net investment income	$(18,012,037)	$(16,865,273)
From net realized gain	(3,269,569)	(4,632,085)
Total distributions to shareholders	$(21,281,606)	$(21,497,358)
Transactions in shares of beneficial interest —
Proceeds from sale of shares	$225,824,598	$100,099,634
Net asset value of shares issued to shareholders in payment of distributions declared	21,281,606	21,497,358
Cost of shares redeemed	(78,780,864)	(63,091,437)
Net increase in net assets from Fund share transactions	$168,325,340	$58,505,555

Net increase in net assets	$165,989,399	$65,206,406

Net Assets
At beginning of year	$419,898,217	$354,691,811
At end of year	$585,887,616	$419,898,217

Accumulated undistributed net investment income included in net assets
At end of year	$3,085,349	$3,263,468

23	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.460	$9.300	$9.460	$9.050	$6.580

Income (Loss) From Operations
Net investment income(1)	$0.327	$0.396	$0.399	$0.369	$0.399
Net realized and unrealized gain (loss)	0.031	0.270	(0.161)	0.442	2.467

Total income from operations	$0.358	$0.666	$0.238	$0.811	$2.866

Less Distributions
From net investment income	$(0.332)	$(0.396)	$(0.398)	$(0.401)	$(0.396)
From net realized gain	(0.056)	(0.110)	—	—	—

Total distributions	$(0.388)	$(0.506)	$(0.398)	$(0.401)	$(0.396)

Net asset value — End of year	$9.430	$9.460	$9.300	$9.460	$9.050

Total Return(2)	3.85%	7.33%	2.54%	9.12%	44.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$585,888	$419,898	$354,692	$354,097	$1,232,209
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.15%	1.16%	1.17%	1.15%	1.15%
Expenses after custodian fee reduction	1.14%	1.16%	1.17%	1.15%	1.15%
Net investment income	3.45%	4.21%	4.24%	3.98%	4.82%
Portfolio Turnover	38%	42%	53%	35%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

24	See Notes to Financial Statements.

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

25

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At December 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$18,855,996	$16,865,273
Long-term capital gains	2,425,610	4,632,085

During the year ended December 31, 2013, accumulated net realized gain was increased by $1,652 and paid-in capital was decreased by $1,652 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,878,073
Net unrealized appreciation	$3,354,907

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and the tax treatment of short-term capital gains.

26

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2013, the investment adviser fee amounted to $2,967,635 or 0.575% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2013 amounted to $1,290,276. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2013, shareholder servicing fees were equivalent to 0.24% per annum of the Fund’s average daily net assets and amounted to $1,221,073.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $344,307,684 and $189,039,740, respectively, for the year ended December 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2013	2012

Sales	23,823,631	10,649,263
Issued to shareholders electing to receive payments of distributions in Fund shares	2,248,161	2,289,228
Redemptions	(8,327,676)	(6,712,862)

Net increase	17,744,116	6,225,629

At December 31, 2013, separate accounts of 2 insurance companies each owned more than 10% of the outstanding shares of the Fund aggregating 84%.

27

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$557,831,374

Gross unrealized appreciation	$5,440,587
Gross unrealized depreciation	(2,085,680)

Net unrealized appreciation	$3,354,907

9  Line of Credit

The Fund participates with other portfolios managed by EVM and its affiliates in a $800 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated between the Fund and the other participating portfolios at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$546,173,694	$308,792	$546,482,486
Corporate Bonds & Notes	—	11,300,114	30,062	11,330,176
Common Stocks	1,259,685	491,116	1,622,818	3,373,619

Total Investments	$1,259,685	$557,964,924	$1,961,672	$561,186,281

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2013 is not presented.

At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

29

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (Mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

32

Eaton Vance

VT Floating-Rate Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1939    12.31.13

Eaton Vance

VT Large-Cap Value Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

VT Large-Cap Value Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	23

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance VT Large-Cap Value Fund (the Fund) had a total return of 28.74% at net asset value (NAV), underperforming the 32.53% return of the Fund’s benchmark, the Russell 1000 Value Index (the Index).

Stock selection in the information technology (IT), industrials and telecommunication services sectors detracted from the Fund’s performance relative to the Index. In a generally rising market during the period, the Fund’s modest cash position also detracted from performance versus the Index.

Within the IT sector, stock selection in computers & peripherals, IT services and software detracted from Fund performance relative to the Index, as did stock selection and an underweight position in semiconductors & semiconductor equipment. In the industrials sector, Fund performance versus the Index was hurt by stock selection in machinery and by lack of exposure to professional services and air freight & logistics stocks, which performed strongly during the period. Elsewhere in the sector, an underweight in industrial conglomerates also dragged on Fund performance versus the Index. In the telecommunication services sector, an underweight in wireless telecommunication services and stock selection in diversified telecommunication services held back Fund performance relative to the Index.

In contrast, stock selection and underweights in both the utilities and materials sectors, along with stock selection and an overweight in the health care sector, helped the Fund’s performance relative to the Index. Within the utilities sector, stock selection and an underweight in electric utilities lifted performance relative to the Index. Within the materials sector, stock selection in chemicals and an underweight in metals & mining were the primary contributors to Fund performance versus the Index. In the health care sector, the Fund’s holdings in biotechnology stocks — an area not represented in the Index — contributed to performance versus the Index. Stock selection and an overweight in life sciences tools & services, as well as stock selection in pharmaceuticals, also aided Fund performance relative to the Index within health care.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

2

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Performance2,3

Portfolio Managers Michael R. Mach, CFA, Stephen J. Kaszynski, CFA, John D. Crowley and Matthew F. Beaudry, CMFC, CIMA

% Average Annual Total Returns	Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Fund at NAV	03/30/2007	03/30/2007	28.74%	13.72%	4.14%
Russell 1000 Value Index	—	—	32.53%	16.66%	4.49%

% Total Annual Operating Expense Ratios[4]
Gross					1.36%
Net					1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in VT Large-Cap Value Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

JPMorgan Chase & Co.	3.0%
Wells Fargo & Co.	2.9
Exxon Mobil Corp.	2.9
Citigroup, Inc.	2.8
Chevron Corp.	2.8
Pfizer, Inc.	2.7
Occidental Petroleum Corp.	2.5
Morgan Stanley	2.4
General Electric Co.	2.3
LyondellBasell Industries NV, Class A	2.2
Total	26.5%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted.

3

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 1000 Value

Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. A large redemption from the Fund on 9/30/10 positively impacted performance for the since inception period.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would be higher.

Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
$1,000.00	$1,137.30	$7.00	**	1.30%

Hypothetical
(5% return per year before expenses)
$1,000.00	$1,018.70	$6.61	**	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. Expenses shown do not include insurance-related charges.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

5

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Aerospace & Defense — 4.0%
Boeing Co. (The)	5,864	$800,377
Honeywell International, Inc.	5,242	478,961
United Technologies Corp.	6,122	696,684

		$1,976,022

Airlines — 1.0%
Delta Air Lines, Inc.	17,833	$489,873

		$489,873

Automobiles — 0.9%
Volkswagen AG, PFC Shares	1,609	$452,803

		$452,803

Biotechnology — 2.1%
Gilead Sciences, Inc.(1)	13,936	$1,047,290

		$1,047,290

Capital Markets — 5.9%
Blackstone Group LP (The)	20,658	$650,727
Goldman Sachs Group, Inc. (The)	3,018	534,971
Invesco, Ltd.	14,661	533,660
Morgan Stanley	37,328	1,170,606

		$2,889,964

Chemicals — 3.0%
CF Industries Holdings, Inc.	1,868	$435,319
LyondellBasell Industries NV, Class A	13,272	1,065,476

		$1,500,795

Commercial Banks — 6.3%
PNC Financial Services Group, Inc. (The)	6,117	$474,557
Regions Financial Corp.	58,360	577,181
SunTrust Banks, Inc.	16,362	602,285
Wells Fargo & Co.	31,578	1,433,641

		$3,087,664

Commercial Services & Supplies — 0.7%
ADT Corp. (The)	8,552	$346,099

		$346,099

Security	Shares	Value

Communications Equipment — 1.3%
QUALCOMM, Inc.	8,342	$619,393

		$619,393

Computers & Peripherals — 3.7%
Apple, Inc.	1,699	$953,326
EMC Corp.	22,092	555,614
NCR Corp.(1)	8,532	290,600

		$1,799,540

Consumer Finance — 3.0%
American Express Co.	8,332	$755,962
Discover Financial Services	12,932	723,546

		$1,479,508

Diversified Financial Services — 7.9%
Bank of America Corp.	64,554	$1,005,106
Citigroup, Inc.	26,745	1,393,682
JPMorgan Chase & Co.	25,140	1,470,187

		$3,868,975

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	12,889	$453,177
Verizon Communications, Inc.	9,183	451,253

		$904,430

Electric Utilities — 1.8%
NextEra Energy, Inc.	10,150	$869,043

		$869,043

Electrical Equipment — 0.7%
Eaton Corp. PLC	4,486	$341,474

		$341,474

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	32,150	$572,913

		$572,913

Energy Equipment & Services — 0.5%
Cameron International Corp.(1)	4,572	$272,171

		$272,171

6	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 2.0%
CVS Caremark Corp.	13,952	$998,545

		$998,545

Food Products — 1.0%
Nestle SA	6,480	$474,919

		$474,919

Health Care Equipment & Supplies — 1.8%
Covidien PLC	5,799	$394,912
Stryker Corp.	6,564	493,219

		$888,131

Household Durables — 0.8%
Mohawk Industries, Inc.(1)	2,582	$384,460

		$384,460

Industrial Conglomerates — 2.3%
General Electric Co.	40,303	$1,129,693

		$1,129,693

Insurance — 4.7%
ACE, Ltd.	5,633	$583,184
Aflac, Inc.	8,506	568,201
Allstate Corp. (The)	4,569	249,193
MetLife, Inc.	17,388	937,561

		$2,338,139

Internet Software & Services — 1.0%
Google, Inc., Class A(1)	442	$495,354

		$495,354

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	5,799	$645,719

		$645,719

Machinery — 1.2%
Caterpillar, Inc.	6,554	$595,169

		$595,169

Media — 3.3%
Comcast Corp., Class A	12,674	$658,605
Walt Disney Co. (The)	12,663	967,453

		$1,626,058

Security	Shares	Value

Multi-Utilities — 1.9%
Sempra Energy	10,472	$939,967

		$939,967

Multiline Retail — 1.6%
Dollar General Corp.(1)	4,801	$289,597
Macy’s, Inc.	9,808	523,747

		$813,344

Oil, Gas & Consumable Fuels — 14.0%
Anadarko Petroleum Corp.	6,154	$488,135
Chevron Corp.	11,117	1,388,624
ConocoPhillips	13,533	956,106
Exxon Mobil Corp.	14,023	1,419,128
Marathon Oil Corp.	19,618	692,515
Occidental Petroleum Corp.	12,746	1,212,145
Phillips 66	9,213	710,599

		$6,867,252

Pharmaceuticals — 8.9%
Merck & Co., Inc.	18,494	$925,625
Pfizer, Inc.	43,531	1,333,354
Roche Holding AG PC	3,502	981,002
Sanofi	6,039	644,934
Shire PLC ADR	3,554	502,144

		$4,387,059

Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	3,188	$254,466
Public Storage, Inc.	3,573	537,808
Simon Property Group, Inc.	3,389	515,670

		$1,307,944

Road & Rail — 1.7%
Union Pacific Corp.	4,845	$813,960

		$813,960

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	18,850	$489,346

		$489,346

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	4,449	$249,722

		$249,722

7	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 1.1%
Reynolds American, Inc.	10,691	$534,443

		$534,443

Total Common Stocks (identified cost $36,754,140)		$48,497,181

Total Investments — 98.6% (identified cost $36,754,140)		$48,497,181

Other Assets, Less Liabilities — 1.4%		$695,335

Net Assets — 100.0%		$49,192,516

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $36,754,140)	$48,497,181
Cash	1,137,039
Dividends receivable	66,299
Receivable for investments sold	1,014,237
Tax reclaims receivable	18,626
Total assets	$50,733,382

Liabilities
Payable for Fund shares redeemed	$1,438,294
Payable to affiliates:
Investment adviser fee	26,595
Distribution fees	10,638
Trustees’ fees	679
Other	1,423
Payable for shareholder servicing fees	8,800
Accrued expenses	54,437
Total liabilities	$1,540,866
Net Assets	$49,192,516

Sources of Net Assets
Paid-in capital	$37,432,983
Accumulated net realized gain	16,017
Accumulated distributions in excess of net investment income	(41)
Net unrealized appreciation	11,743,557
Net Assets	$49,192,516

Net Asset Value, Offering Price and Redemption Price Per Share
($49,192,516 ÷ 4,173,370 shares of beneficial interest outstanding)	$11.79

9	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $12,185)	$1,107,709
Total investment income	$1,107,709

Expenses
Investment adviser fee	$317,294
Distribution fees	126,918
Shareholder servicing fees	99,959
Trustees’ fees and expenses	2,584
Custodian fee	50,365
Transfer and dividend disbursing agent fees	12,000
Legal and accounting services	40,260
Printing and postage	9,114
Miscellaneous	7,935
Total expenses	$666,429
Deduct —
Allocation of expenses to affiliate	$5,375
Reduction of custodian fee	646
Total expense reductions	$6,021

Net expenses	$660,408

Net investment income	$447,301

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,643,708
Foreign currency transactions	(82)
Net realized gain	$5,643,626
Change in unrealized appreciation (depreciation) —
Investments	$6,470,138
Foreign currency	674
Net change in unrealized appreciation (depreciation)	$6,470,812

Net realized and unrealized gain	$12,114,438

Net increase in net assets from operations	$12,561,739

10	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$447,301	$679,676
Net realized gain from investment and foreign currency transactions	5,643,626	2,811,622
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,470,812	4,767,275
Net increase in net assets from operations	$12,561,739	$8,258,573
Distributions to shareholders —
From net investment income	$(434,539)	$(678,124)
From net realized gain	(6,278)	—
Tax return of capital	—	(2,402)
Total distributions to shareholders	$(440,817)	$(680,526)
Transactions in shares of beneficial interest —
Proceeds from sale of shares	$6,720,297	$2,335,209
Reinvestment of distributions	435,727	674,031
Cost of shares redeemed	(19,086,048)	(21,588,466)
Net decrease in net assets from Fund share transactions	$(11,930,024)	$(18,579,226)

Net increase (decrease) in net assets	$190,898	$(11,001,179)

Net Assets
At beginning of year	$49,001,618	$60,002,797
At end of year	$49,192,516	$49,001,618

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(41)	$235

11	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value — Beginning of year	$9.240		$8.140		$8.770	$8.000		$6.820

Income (Loss) From Operations
Net investment income	$0.101		$0.129		$0.107	$0.467		$0.074	(1)
Net realized and unrealized gain (loss)	2.551		1.101		(0.631)	0.768	(2)	1.158

Total income (loss) from operations	$2.652		$1.230		$(0.524)	$1.235		$1.232

Less Distributions
From net investment income	$(0.101)		$(0.130)		$(0.106)	$(0.465)		$(0.052)
From net realized gain	(0.001)		—		—	—		—
Tax return of capital	—		(0.000	)(3)	—	—		—

Total distributions	$(0.102)		$(0.130)		$(0.106)	$(0.465)		$(0.052)

Net asset value — End of year	$11.790		$9.240		$8.140	$8.770		$8.000

Total Return(4)	28.74	%(5)	15.12%		(5.97)%	15.44%		18.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,193		$49,002		$60,003	$74,409		$44,761
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.30	%(7)	1.30	%(7)	1.28%	1.34	%(7)(8)	1.30	%(7)
Net investment income	0.88%		1.25%		1.17%	0.70%		1.04%
Portfolio Turnover	63%		39%		70%	55%		71%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.02 per share. Had the Fund not received this payment, total return would have been lower by 0.21%.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser subsidized certain operating expenses (equal to 0.01%, 0.01%, 0.10% and 0.31% of average daily net assets for the years ended December 31, 2013, 2012, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

(8)	Includes interest expense of 0.04%.

12	See Notes to Financial Statements.

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2013, a capital loss carryforward of $4,450,627 was utilized to offset net realized gains by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

13

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$434,539	$678,124
Long-term capital gains	$6,278	$—
Tax return of capital	$—	$2,402

During the year ended December 31, 2013, accumulated net realized gain was increased by $13,038 and accumulated distributions in excess of net investment income was increased by $13,038 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$126,601
Net unrealized appreciation	$11,632,932

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions and wash sales.

14

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2013, the investment adviser fee amounted to $317,294 or 0.625% of the Fund’s average daily net assets. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.30% of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, EVM was allocated $5,375 of the Fund’s operating expenses for the year ended December 31, 2013. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

During the year ended December 31, 2013, EVM reimbursed the Fund $71,665 for a trading error. Had the Fund not received this payment, total return would have been lower by 0.21%.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the distribution plan, the Fund pays EVD a distribution fee of 0.25% per annum of its average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2013 amounted to $126,918. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker/dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2013, shareholder servicing fees were equivalent to 0.20% per annum of the Fund’s average daily net assets and amounted to $99,959.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $31,035,482 and $41,608,848, respectively, for the year ended December 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2013	2012

Sales	633,457	260,265
Issued to shareholders electing to receive payments of distributions in Fund shares	38,458	73,446
Redemptions	(1,804,352)	(2,394,854)

Net decrease	(1,132,437)	(2,061,143)

At December 31, 2013, a separate account of an insurance company owned 98% of the outstanding shares of the Fund.

15

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$36,864,724

Gross unrealized appreciation	$11,690,408
Gross unrealized depreciation	(57,951)

Net unrealized appreciation	$11,632,457

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$3,073,584	$452,803		$—	$3,526,387
Consumer Staples	1,532,988	474,919		—	2,007,907
Energy	7,139,423	—		—	7,139,423
Financials	14,972,194	—		—	14,972,194
Health Care	5,342,263	1,625,936		—	6,968,199
Industrials	5,692,290	—		—	5,692,290
Information Technology	3,976,546	—		—	3,976,546
Materials	1,500,795	—		—	1,500,795
Telecommunication Services	904,430	—		—	904,430
Utilities	1,809,010	—		—	1,809,010

Total Common Stocks	$45,943,523	$2,553,658	*	$—	$48,497,181

Total Investments	$45,943,523	$2,553,658		$—	$48,497,181

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

16

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

18

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,029,699, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $132,879 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

20

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

21

Eaton Vance

VT Large-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2990    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance VT Floating-Rate Income Fund and Eaton Vance VT Large-Cap Value Fund (the “Fund(s)”) are series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2012 and December 31, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$39,784	$38,520
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,660	$7,760
All Other Fees(3)	$0	$0

Total	$47,444	$46,280

Eaton Vance VT Large-Cap Value Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$34,110	$30,010
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,600	$8,770
All Other Fees(3)	$0	$0

Total	$43,710	$38,780

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/12	12/31/13
Audit Fees	$73,894	$68,530
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,260	$16,530
All Other Fees(3)	$0	$0

Total	$91,154	$85,060

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/12	12/31/13
Registrant(1)	$17,260	$16,530
Eaton Vance(2)	$615,489	$409,385

(1)	Includes all of the Series in the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 13, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 13, 2014